UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                            COLE NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:


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                  This filing may contain "forward looking statements" as
defined in the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and other factors that could cause actual results to differ materially from those which are anticipated. Such risks and uncertainties include, but are not limited to, risks that the Luxottica merger will not be completed; risks that regulatory or stockholder approval may not be obtained for the Luxottica merger; legislative or regulatory developments that could have the effect of delaying or preventing the Luxottica merger; uncertainty as to the timing of obtaining regulatory approvals and clearance; uncertainties as to the status of Moulin's proposal and its ability to obtain financing; fluctuations in exchange rates; economic and weather factors affecting consumer spending; the ability successfully to introduce and market new products; the ability successfully to launch initiatives to increase sales and reduce costs; the availability of correction alternatives to prescription eyeglasses; risks associated with potential adverse consequences of last year's restatement of our financial statements, including those resulting from litigation or government investigations; restrictions or curtailment of our credit facility and other credit situations; costs and other effects associated with the California litigation; the seasonality of our business, including the results of Things Remembered, which is highly dependent on the fourth quarter holiday season; our relationships with host stores and franchisees; and other political, economic and technological factors and other risks referred to in our filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and Cole National does not assume any obligation to update them.

                  Cole National filed a definitive proxy statement containing information about the proposed Luxottica merger with the United States Securities and Exchange Commission (the "SEC") on June 4, 2004, which stockholders are urged to read because it contains important information. Stockholders may obtain, free of charge, a copy of the definitive proxy statement and other documents filed by Cole National with the SEC at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Cole National will be available free of charge from Cole National.

                  Cole National and its directors and executive officers and certain other of its employees may be soliciting proxies from stockholders of Cole National in favor of the proposed Luxottica transaction. Information concerning the participants in the proxy solicitation is set forth in the definitive proxy statement as filed with the SEC.

The following is a letter mailed to the stockholders of Cole National on or about July 2, 2004:

                                [COLE LETTERHEAD]
July 1, 2004

Dear Cole National Corporation Stockholder:

                As a Cole National stockholder, it is important that your vote is counted at the upcoming 2004 Annual Meeting of Stockholders to be held on Tuesday, July 20, 2004.

                The vote at this meeting concerns the proposed merger between Cole National and Luxottica Group S.p.A. and the election of Cole National's directors. You should have recently received proxy materials which contain a description of the proposals to be considered at the Annual Meeting, including the proposed merger with Luxottica. Please review the proxy materials carefully and return your card with a vote "FOR" the merger with Luxottica.

                COLE NATIONAL'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDED LUXOTTICA MERGER AGREEMENT AT THE ANNUAL MEETING. AS WE INDICATED IN OUR LAST LETTER TO YOU, THE COLE NATIONAL BOARD OF DIRECTORS RECENTLY REAFFIRMED ITS DETERMINATION THAT THE LUXOTTICA MERGER IS ADVISABLE, FAIR TO AND IN THE BEST INTEREST OF COLE NATIONAL AND ITS STOCKHOLDERS.

                A vote "FOR" the Luxottica merger will not prevent Cole National's board of directors from accepting a superior proposal from another party, with the attendant benefits for Cole National's stockholders, should we receive such an offer to acquire the company. It is also important for you to know that the Luxottica merger agreement is the only merger agreement on which you can currently vote. Finally, if Cole National's stockholders do not approve the Luxottica merger, the merger agreement will be terminated. So, while voting for the Luxottica merger will not preclude your ability to benefit from a future superior offer should your board of directors receive such an offer prior to the consummation of the Luxottica merger, your vote will help to satisfy an important condition to completing the only offer currently on the table. For this and the other reasons set forth in the proxy statement, Cole National's board of directors recommends that stockholders vote "FOR" the Luxottica merger.

                Approval of the amended merger agreement with Luxottica requires the affirmative vote of the holders of a majority of all of the shares of Cole National outstanding as of May 21, 2004 (the record date). THEREFORE, ANY FAILURE TO VOTE IS THE SAME AS A VOTE AGAINST THE TRANSACTION.

                Regardless of the number of shares you may own, it is important that all shares be voted. In the event your shares have been sold since May 21, 2004, you are still entitled to vote any and all shares owned as of that date. To avoid additional expense and unnecessary contacts, please sign, date and return the enclosed proxy card in the envelope provided, even if you have signed and returned a proxy card previously, to ensure that your vote is counted. Please feel free to call our proxy solicitor, Morrow & Co., at (800) 607-0088, if you need further information about the Annual Meeting or the Luxottica merger.

                                           Sincerely,

                                           /s/ Larry Pollock
                                           -------------------------------------
                                           Larry Pollock
                                           President and Chief Executive Officer